EXHIBIT 10.31

                               TEREX CORPORATION

                  1,000,000 Common Stock Appreciation Rights


                       SAR REGISTRATION RIGHTS AGREEMENT


                                  May 9, 1995




JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California  90025

DILLON, READ & CO. INC.
535 Madison Avenue
New York, New York  10021

Ladies and Gentlemen:

          TEREX CORPORATION, a Delaware corporation (the "Company"), is issuing and selling to Jefferies & Company, Inc. and Dillon, Read & Co. Inc. (collectively, the "Purchasers"), upon the terms set forth in a purchase agreement, dated as of April 27, 1995 (the "Purchase Agreement"), 1,000,000 Common Stock Appreciation Rights (the "Rights"). As an inducement to the Purchasers to enter into the Purchase Agreement, the Company agrees with the Purchasers, for the benefit of the holders of the Securities (defined below) (including the Purchasers), as follows:

1.   Definitions

          Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          Advice:  See Section 5.


          Affiliate: An "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person will be deemed to constitute control; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing to the contrary, neither Jefferies & Company, Inc., Dillon, Read & Co. Inc. nor any of their respective Affiliates will be deemed Affiliates of the Company.

          Agreement:  This SAR Registration Rights Agreement.

          Applicable Period:  See Section 2.

          Business Days: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

          Closing Date:  May 9, 1995.

          Effectiveness Date: The date on which the Initial Shelf Registration is declared effective under the Securities Act.

          Effectiveness Period:  See Section 3.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer:  See Section 2.

          Exchange Offer Registration Statement:  See Section 2.

          Exchange Securities:  See Section 2.

          Filing Date:  The 4-month anniversary of the Closing Date.

          Holder:  Each holder of Registrable Securities.

          Initial Shelf Registration:  See Section 3.

          Liens: Any mortgage, lien, pledge, charge, security interest or encumbrance of any kind whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction, including any foreign nation and any political subdivision thereof).

          Losses:  See Section 8.

          NASD:  The National Association of Securities Dealers, Inc.

          Participating Broker-Dealer:  See Section 2.

          Person: An individual, trustee, corporation, partnership, joint stock company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof, union, business association, firm or other entity.

          Private Exchange:  See Section 2.

          Private Exchange Securities:  See Section 2.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Registrable Securities: (i) Rights and Private Exchange Securities acquired by the holder thereof other than pursuant to an effective registration statement under the Securities Act or Rule 144 and (ii) Exchange Securities held by Participating Broker-Dealers.

          Registration Statement: Any registration statement of the Company that covers any of the Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rights Agent: The rights agent under the Rights Agreement and, if any, the rights agent under any rights agreement governing the Exchange Securities or the Private Exchange Securities.
          Rights Agreement: The Rights Agreement, dated the date hereof, between the Company and United States Trust Company of New York, as rights agent, pursuant to which the Securities are being issued, as amended or supplemented from time to time, in accordance with the terms thereof.

          Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          Securities: The Rights, the Private Exchange Securities and the Exchange Securities, collectively.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(i).

          Shelf Registration: The Initial Shelf Registration and any Subsequent Shelf Registration.

          Special Counsel: Counsel chosen by the holders of a majority in aggregate principal amount of Securities.

          Subsequent Shelf Registration:  See Section 3.

          TIA:  The Trust Indenture Act of 1939, as amended.

          Underwritten Registration or Underwritten Offering:   A registration
in which securities of the Company are sold to an underwriter for reoffering to the public.

          2.   Exchange Offer

          (a) The Company shall (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Rights, a like amount of new Rights of the Company (the "Exchange Securities"), substantially identical in all respects to the Rights, except for references to series and restrictive legends, (ii) use its best efforts to cause the Exchange Offer Registration Statement to become effective as promptly as practicable after the filing thereof and keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer pursuant to its terms, and (iii) unless the Exchange Offer would not be permitted by a policy of the SEC, commence the Exchange Offer and use their best efforts to issue, on or prior to 30 business days after the date on which the Exchange Offer Registration Statement is declared effective, Exchange Securities in exchange for all Rights tendered prior thereto in the Exchange Offer. To the extent not prohibited by any law or applicable interpretation of the Staff of the SEC, the Company shall use its best efforts to complete the Exchange Offer as provided in this Section 2, and shall comply with the applicable requirements of the Exchange Act. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC.

          (b) The Exchange Securities shall be issued under the Rights Agreement or a rights agreement that is identical to the Rights Agreement (other than such changes to the Rights Agreement or any such identical indenture as are necessary to comply with any requirements of the SEC).

          (c)  In connection with the Exchange Offer, the Company shall:

               (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal that is an exhibit thereto and related documents;

               (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

               (iii)
utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

               (iv) permit Holders to withdraw tendered Rights at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

               (v) otherwise comply in all material respects with all laws applicable to the Exchange Offer.

          (d) As soon as practicable after the close of the Exchange Offer, the Company shall:

               (i) accept for exchange all Rights properly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal that is an exhibit thereto;

               (ii) deliver to the Rights Agent for cancellation all Rights so accepted for exchange; and


               (iii)
cause the Rights Agent promptly to countersign and deliver to each Holder of Rights, Exchange Securities equal in number to the Rights of such Holder so accepted for exchange.

          (e) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Purchasers, containing a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Brokers-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities. The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirement of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; provided that such period shall not exceed 180 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof (the "Applicable Period").

          (f) If, prior to consummation of the Exchange Offer, any Purchaser holds any Securities acquired by it and having the status as an unsold allotment in the initial distribution, the Company upon the request of such Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue (pursuant to the same indenture as the Exchange Securities) and deliver to such Purchaser, in exchange (the "Private Exchange") for the Securities held by such Purchaser, a like principal amount of common stock appreciation rights of the Company that are identical to the Exchange Securities (the "Private Exchange Securities"). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

          (g) The Company may require each holder of Registrable Securities participating in the Exchange Offer to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such holder will be acquired in the ordinary course of its business, (ii) such holder will have no agreement or understanding with any Person to participate in the distribution within the meaning of the Securities Act or resale of the Exchange Securities in violation of the Securities Act and
(iii) such holder will not be in the business of underwriting securities.

          (h) If (i) prior to the consummation of the Exchange Offer, either the Company or a majority of the holders of Registrable Securities determines in its or their reasonable judgment that (A) the Exchange Securities would not, upon receipt, be tradeable by such holders without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable Blue Sky or state securities laws, (B) the interests of the holders under this Agreement, taken as a whole, would be materially adversely affected by the consummation of the Exchange Offer or (C) the SEC is unlikely to permit the consummation of the Exchange Offer prior to the Effectiveness Date, (ii) subsequent to the consummation of the Private Exchange but within one year of the Closing Date, the Purchasers so request, (iii) the Exchange Offer is commenced and not consummated within 240 days of the Closing Date for any reason or (iv) the Exchange Offer is commenced and, in the case of any holder of Registrable Securities participating in the Exchange Offer, such holder does not receive freely tradeable Exchange Securities upon the consummation thereof and such holder notifies the Company within six months of such consummation, then the Company shall promptly deliver to the Holders (or in the case of any occurrence of the event described in clause (iv) hereof, to any such holder) and the Rights Agent notice thereof (the "Shelf Notice") and shall thereafter file an Initial Shelf Registration pursuant to Section 3. Following the delivery of a Shelf Notice, the Company shall not have any further obligation under this Section 2.

3.   Shelf Registration

          If a Shelf Notice is delivered as contemplated by Section 2(i)(i),
(ii) or (iii), then this Section 3 shall apply to all Registrable Securities. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of this section shall apply solely with respect to Registrable Securities that are (i) Private Exchange Securities or Exchange Securities held by Participating Broker-Dealers or (ii) held by any holder thereof participating in the Exchange Offer that did not receive freely tradeable Exchange Securities as contemplated by Section 2(i)(iv) hereof.

          (a) Initial Shelf Registration. The Company shall prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). If the Company has not yet filed an Exchange Offer, the Company shall file with the SEC the Initial Shelf Registration on or prior to the Filing Date. Otherwise, the Company shall use its best efforts to file the Initial Shelf Registration within 20 days of the delivery of the Shelf Notice or as promptly as possible following the request of the Purchasers. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall (i) not permit any securities other than the Registrable Securities, the underlying Common Stock and the Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration, and (ii) use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 28 months from the Effectiveness Date (subject to extension pursuant to the last paragraph of Section 6 hereof) (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

          (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall, to the extent possible, within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration, and any Subsequent Shelf Registration, was previously effective.

4.   Hold-Back Agreements

          The Company agrees (i) without the prior written consent of the holders of a majority of the then outstanding Securities, not to effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 90-day period beginning on, (A) the effective date of any Registration Statement filed pursuant to Sections 2 and 3 hereof unless the holders of a majority in aggregate principal amount of Registrable Securities to be included in such Registration Statement consent or (B) the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter so requests; and (ii) to cause each holder of such securities that are the same as or similar to Registrable Securities issued at any time after the date of this Agreement (other than securities purchased in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such periods, including a sale pursuant to Rule 144 or Rule 144A.

5.   Registration Procedures
          In connection with the registration of any Securities pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

          (a) Prepare and file with the SEC, as soon as practicable after the date hereof but in any event prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (i) such filing is pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the holders of the Registrable Securities covered by such Registration Statement, their Special Counsel, each Participating Broker-Dealer, the managing underwriters, if any, and their counsel a reasonable opportunity to review and make available for inspection by such Persons copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed, such financial and other information and books and records of the Company, and cause the officers, directors and employees of the Company, Company counsel and independent certified public accountants of the Company, to respond to such inquiries, as shall be reasonably necessary, in the opinion of respective counsel to such holders, Participating Broker-Dealer and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company may require each holder of Registrable Securities to agree (i) to keep confidential any non-public information relating to the Company received by such holders and not disclose such information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 5(a)) and (ii) to abstain from trading in any securities of the Company on the basis of material, non-public information, in each case until such information has been made generally available to the public and, in the case of clause (i) above, unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance Commissioners, or similar organizations or their successors). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, their Special Counsel, any Participating Broker-Dealer or the managing underwriters, if any, or their counsel shall reasonably object to the Company if such objection states that the person or persons making such objection believe that such Registration Statement, Prospectus or amendment does not comply in any material respect with any applicable law.

          (b) Provide a Rights Agent for the Registrable Securities or the Exchange Securities, as the case may be, and, if necessary, use its best efforts to cause the Rights Agent to make such filings with the SEC as may be required under the Securities Act or other applicable securities laws not later than the effective date of the first Registration Statement relating to the Securities; and in connection therewith, cooperate with the Rights Agent and the holders of the Securities, to effect such changes to such Rights Agreement as may be required under the Securities Act or other applicable securities laws; and execute, and use its best efforts to cause such Rights Agent to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC.

          (c) Use its best efforts to prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods required hereby; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable thereto with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, and with respect to the subsequent resale of any Securities being sold by a Participating Broker-Dealer covered by any such Prospectus.

          (d) Furnish to such selling holders and Participating Broker-Dealers who so request (i) upon the Company's receipt, a copy of the order of the SEC declaring such Registration Statement and any post-effective amendment thereto effective and (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such reasonable number of copies of the final Prospectus as filed by the Company pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act, and (iv) such other documents (including any amendments required to be filed pursuant to clause (c) of this Section), as any such Person may reasonably request. The Company hereby consents to the use of the Prospectus by each of the selling holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment thereto.

          (e)  If (A) a Shelf Registration is filed pursuant to Section 3 or
(B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling holders of Registrable Securities, their Special Counsel, each Participating Broker-Dealer and the managing underwriters, if any, promptly (but in any event within five Business Days with respect to clause (e)(i), below, and two Business Days with respect to clauses
(e)(ii)-(e)(vi), below), and confirm such notice in writing, (i) when a Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if, at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) below cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) Use its best efforts to register or qualify, and, if applicable, to cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, Securities to be included in a Registration Statement for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling holder, Participating Broker-Dealer or the managing underwriters reasonably request in writing; and, if Securities are offered other than through an Underwritten Offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(f) at the expense of the Company; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement, provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) to take action that would subject it to general service of process in any jurisdiction where it is not so subject or (iii) subject it to taxation in excess of a nominal dollar amount in any such jurisdiction.

          (g) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible time.

          (h)  If (A) a Shelf Registration is filed pursuant to Section 3 or
(B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities, (i) promptly incorporate in a Prospectus or post-effective amendment such information as the managing underwriters, if any, or such holders reasonably request to be included therein required to comply with any applicable law and (ii) make all required filings of such Prospectus or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus or post-effective amendment.

          (i)  If (A) a Shelf Registration is filed pursuant to Section 3 or
(B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may reasonably request.

          (j)  If (i) a Shelf Registration is filed pursuant to Section 3 or
(ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(e)(v) or 5(e)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Prior to the effective date of the first Registration Statement relating to the Securities, (i) provide the applicable Rights Agent with printed certificates for the Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for each of the Securities.
          (l) Use its best efforts to cause all Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

          (m) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Securities being sold), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and each selling holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings and such other matters as reasonably requested by underwriters; and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company. The above shall be done at each closing under such underwriting agreement or similar agreement, or as and to the extent required thereunder.

          (n) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing on the first day of the fiscal quarter following each fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (o) Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Company (in form, scope and substance reasonably satisfactory to the Purchasers), addressed to all holders of Registrable Securities participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Company has duly authorized, executed and delivered the Exchange Securities and the Rights Agreement, and
(ii) the Exchange Securities or the Private Exchange Securities, as the case may be, and the Rights Agreement constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (y) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          (p) If an Exchange Offer or Private Exchange is to be consummated, upon delivery of the Registrable Securities by such holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

          (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

          (r) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities as the Company may, from time to time, reasonably request in writing and to provide comments with respect to the Registration Statement to be used in connection with any Shelf Registration. The Company may exclude from such registration the Registrable Securities of any seller or Exchange Securities of any Participating Broker-Dealer who unreasonably fails to furnish such information or provide such comments within a reasonable time after receiving such request.

          Each holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities of any Participating Broker-Dealer that, upon receipt of written notice from the Company of the happening of any event of the kind described in
Section 5(e)(ii), 5(e)(iv), 5(e)(v) or 5(e)(vi), such holder will forthwith discontinue disposition (in the jurisdictions specified in a notice of a 5(e)(iv) event, and elsewhere in a notice of a 5(e)(ii), 5(e)(v) or 5(e)(vi) event) of such Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that offers or sales in a particular jurisdiction may be resumed or that the use of the applicable Prospectus may be resumed, as the case may be, and has received copies of any amendments or supplements thereto. In the event the Company shall give such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of such Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) or (y) the Advice.

6.   Registration Expenses

          (a) All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation:

                    (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(f), in the case of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period);

                    (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period, by the holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Securities, as the case may be);

                    (iii) messenger, telephone, duplication, word processing and delivery expenses incurred by the Company in the performance of its obligations hereunder;

                    (iv)  fees and disbursements of counsel for the Company;

                    (v) fees and disbursements of all independent certified public accountants for the Company referred to in Section 5(m)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Company;

                    (vii) Securities Act liability insurance, if the Company so desires such insurance;

                    (viii) fees and expenses of all other Persons retained by the Company; internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties); and the expense of any annual audit; and

                    (ix) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange.

          (b) The Company shall reimburse the holders of the Registrable Securities for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel approved by the Company in its reasonable discretion) chosen by the holders of a majority in aggregate principal amount of the Registrable Securities to be included in any Registration Statement and other reasonable and necessary out-of-pocket expenses of the holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

7.   Indemnification

          (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless each holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the officers, directors and agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are based solely upon information relating to such holder or Participating Broker-Dealer and furnished in writing to the Company (or reviewed and approved in writing) by such holder or Participating Broker-Dealer expressly for use therein; provided, however, that the Company shall not be liable to any Indemnified Party to the extent that any such losses arise solely out of an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Indemnified Party or related holder of a Registrable Security failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Indemnified Party or the related holder of a Registrable Security to the person asserting the claim from which such Losses arise, (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or omission or alleged omission, and (iii) the Company has complied with their obligations under Section 5(e) hereof. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities or the Participating Broker-Dealer except insofar as such Losses are based solely upon such Underwriter's actions, or gross negligence or willful misconduct.

          (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and shall, without limitation as to time, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use therein. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party or parties from which such indemnity is sought (the "indemnifying parties") in writing; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying parties have been prejudiced materially by such failure.

          The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party, within 20 business days after receipt of written notice from such indemnified party of such Proceeding, to assume, at its expense, the defense of any such Proceeding, provided, however, that an indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying party has agreed to pay such fees and expenses; or
(2) the indemnifying party shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party or any of its affiliates or controlling persons, and such indemnified party shall have been advised by counsel that there may be one or more material defenses available to such indemnified party that are in addition to, or in conflict with, those material defenses available to the indemnifying party or such affiliate or controlling person (in which case, if such indemnified party notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party; it being understood, however, that, the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party).

          No indemnifying party shall be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all Losses by reason of such settlement or judgment. The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder (whether or not any indemnified party is a party thereto).

          (d)  Contribution.  If the indemnification provided for in this
Section 7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 7 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 7), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 7(a) or 7(b) was available to such party.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute, in the aggregate, any amount in excess of such holder's Maximum Contribution Amount. A selling holder's "Maximum Contribution Amount" shall equal the excess of (i) the aggregate proceeds received by such holder pursuant to the sale of such Registrable Securities over (ii) the aggregate amount of damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the indemnifying parties may have to the indemnified parties, provided that any excess payment made by the Company shall be refunded to the Company by the Indemnified Party securing such excess payment.

8.   Rule 144 and Rule 144A

          The Company covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time any such Person is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A and (b) take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether they have complied with such information and requirements.

9.   Underwritten Registrations

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority in aggregate principal amount of such Registrable Securities included in such offering with the consent of the Company, which consent will not be unreasonably withheld.

          No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.  Miscellaneous

          (a) Remedies. In the event of a breach by the Company of any of its respective obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Rights Agreement or, in the case of the Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company has not entered into, as of the date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, however, that Sections 5(a) and 7 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such holders pursuant to such Registration Statement, provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Rights Agent) provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile:

                    (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 10(d), which address initially is, with respect to each holder, the address of such holder maintained by the Registrar under the Indenture, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Los Angeles, California 90071, telecopy number (213) 687-5600,
Attention:  Michael A. Woronoff, Esq.; and

                    (ii) if to the Company, initially c/o Terex Corporation, 500 Post Road East, Westport, Connecticut 06880, Attention: Marvin B. Rosenberg, Esq., telecopy number (203) 222-7978, and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 10(d).

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.


          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company in respect of securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the courts, shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          (l) Securities Held by the Company or its Affiliates. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Holders or subsequent holders of Registrable Securities if such Holders or subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.




                         REGISTRATION RIGHTS AGREEMENT


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


TEREX CORPORATION



By: /s/ Marvin B. Rosenberg
Name:  Marvin B. Rosenberg
Title:  Secretary


ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.



By:       /s/ Brent Stevens
Name:  Brent Stevens
Title:


DILLON, READ & CO. INC.



By:  /s/ Robert Weeden
Name:  Robert Weeden
Title: